Exhibit 32.1


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the annual report of Veridicom International, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


      /s/ Paul Mann
      ---------------------------------------
      Paul Mann
      President (Principal Executive Officer)



      /s/ Bashir Jaffer
      -----------------------------------------------------
      Chief Financial Officer (Principal Financial Officer)


      March 31, 2005


      A signed original of this written statement required by Section 906 has been provided to Veridicom International, Inc. and will be retained by Veridicom International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.